Exhibit 10.1

Execution Version

AMENDMENT NO. 1
TO
INVESTMENT AND SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT AND SECURITIES PURCHASE AGREEMENT, dated November 2, 2015 (this “Amendment”), is between General Moly, Inc., a Delaware corporation, (the “Company”), and Amer International Group Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China (“Purchaser”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement, as defined below.

RECITALS

A.                                    The Company and Purchaser are parties to the Investment and Securities Purchase Agreement, dated April 17, 2015 (the “Agreement”); and

B.                                    The parties desire to amend the Agreement to, among other things, provide for the Offered Securities to be issued in three separate tranches, to make related changes to the board representation provisions of the Agreement, and to modify specified conditions precedent in the Agreement.

Accordingly, in consideration of the mutual covenants contained in this Amendment, the parties intending to be legally bound agree as follows.

AGREEMENT

1.                                      Recital A of the Agreement is hereby deleted in its entirety and replaced with the following:

“A.                              The Company desires to issue and sell to Purchaser and Purchaser desires to acquire from the Company, on the terms and subject to the conditions in this Agreement, (1) 40,000,000 shares (the “Offered Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an aggregate purchase price of $20,000,000, and (2) warrants to purchase 80,000,000 shares of Common Stock (the “Offered Warrants”) exercisable at the Per Share Price (the Offered Shares, together with the Offered Warrants, the “Offered Securities”).”

2.                                      Recital B of the Agreement is hereby deleted in its entirety and replaced with the following:

“B.                              The Offered Securities will be issued in three tranches:  (1) the first tranche (“Tranche 1”) will consist of 13,333,333 Offered Shares (the “Tranche 1 Shares”) and 80,000,000 Offered Warrants (together with the Tranche 1 Shares, the “Tranche 1 Securities”), (2) the second tranche (“Tranche 2”) will consist of 12,000,000 Offered Shares (the “Tranche 2 Securities”); and (3) the third tranche (“Tranche 3”) will consist of 14,666,667 Offered Shares (the “Tranche 3 Securities”).

The Tranche 1 Securities will be issued upon the satisfaction of the conditions set forth in Section 7.1, the Tranche 2 Securities will be issued upon the satisfaction of the conditions set forth in Section 7.2 and the Tranche 3 Securities will be issued upon the satisfaction of the conditions set forth in Section 7.3.  Upon the Loan Execution, the Offered Securities will constitute approximately 51% of the Company’s fully diluted shares of Common Stock.”

3.                                      Recital E of the Agreement is hereby deleted in its entirety and replaced with the following:

“E.                               At the Tranche 1 Closing, the Company and Purchaser will enter into a stockholder agreement with respect to certain matters relating to the acquisition and disposition of the Offered Securities (and other shares of Common Stock, if any, owned by Purchaser or any of its Affiliates) and governance of the Company (the “Stockholder Agreement”) substantially in the form attached hereto as Exhibit B.”

4.                                      Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.1                         Purchase and Sale of Offered Securities; Closing Payment; Expense Reimbursement Account.

(a)                                 Offer and Sale.  On the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties contained herein, Purchaser shall purchase from the Company, and the Company shall issue and sell to Purchaser:  (i) the Tranche 1 Securities on the Tranche 1 Closing Date, (ii) the Tranche 2 Securities on the Tranche 2 Closing Date and (iii) the Tranche 3 Securities on the Tranche 3 Closing Date.

(b)                                 Closing Payments.

(i)                                     In exchange for the Company’s issuance and sale of the Tranche 1 Securities to Purchaser on the Tranche 1 Closing Date, Purchaser shall pay to the Company in cash an amount equal to the Stock Purchase Price for the Tranche 1 Shares (the “Tranche 1 Closing Payment”).

(ii)                                  In exchange for the Company’s issuance and sale of the Tranche 2 Securities to Purchaser on the Tranche 2 Closing Date, Purchaser shall pay to the Company in cash an amount equal to the Stock Purchase Price for the Tranche 2 Securities (the “Tranche 2 Closing Payment”).

(i)                                                                                                                                                                                     (iii)                               In exchange for the Company’s issuance and sale of the Tranche 3 Securities to Purchaser on the Tranche 3 Closing Date, Purchaser shall pay to the Company in cash an amount equal to (a) the Stock Purchase Price for the Tranche 3 Securities, minus (b) the Reimbursed Purchaser Expenses (such difference, the “Tranche 3 Closing Payment” and, collectively with the Tranche 1 Closing Payment and the Tranche 2 Closing Payment, the “Closing Payments”).

(iv)                              In addition to making the Closing Payments, the Company shall pay Purchaser the Arrangement Fee following the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing, as applicable, pursuant to Section 1.2.

(c)                                  Reimbursement Account.

(i)                                     Within three (3) days of the Tranche 1 Closing Date, the Company shall deposit $2,000,000 from the Tranche 1 Closing Payment into an account (the “Expense Reimbursement Account”) at a bank to be mutually agreed upon by the Company and Purchaser.  Purchaser and the Company shall jointly hold such account pursuant to an expense reimbursement agreement (the “Expense Reimbursement Agreement”), substantially in accordance with the terms and conditions attached hereto as Exhibit D, to be entered into at the Tranche 1 Closing between Purchaser and the Company.  Under the Expense Reimbursement Agreement, funds will be released to Purchaser, the Company or third parties to reimburse such parties for reasonable expenses incurred in connection with the procurement of the Loan under Section 6.4(a) and other mutually agreed upon joint opportunity evaluations and transactions (such expenses, collectively, the “Loan Procurement Expenses”).

(ii)                                  On the Tranche 2 Closing Date, the Company shall deposit $1,000,000 from the Tranche 2 Closing Payment into the Expense Reimbursement Account.”

5.                                      Section 1.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.3                         Closings.

(a)                                 Tranche 1 Closing.  Subject to the satisfaction or waiver of the conditions set forth in Section 7.1, the completion of the purchase and sale of the Tranche 1 Securities (the “Tranche 1 Closing”) shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Section 7.1 (other than those that by their terms are to be satisfied or waived at the Tranche 1 Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser.  The date of the Tranche 1 Closing is referred to herein as the “Tranche 1 Closing Date.”

(b)                                 Tranche 2 Closing.  Subject to the satisfaction or waiver of the conditions set forth in Section 7.2, the completion of the purchase and sale of the Tranche 2 Securities (the “Tranche 2 Closing”) shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Section 7.2 (other than those that by their terms are to be satisfied or waived at the Tranche 2 Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser.  The date of the Tranche 2 Closing is referred to herein as the “Tranche 2 Closing Date.”

(c)                                  Tranche 3 Closing.  Subject to the satisfaction or waiver of the conditions set forth in Section 7.3, the completion of the purchase and sale of the Tranche

2 Securities (the “Tranche 3 Closing”) shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Section 7.3 (other than those that by their terms are to be satisfied or waived at the Tranche 3 Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser.  The date of the Tranche 3 Closing is referred to herein as the “Tranche 3 Closing Date.”“

6.                                      Section 1.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.4                         Tranche 1 Closing Deliveries.

(a)                                 Company Deliveries.  At the Tranche 1 Closing, the Company shall deliver or cause to be delivered to Purchaser:

(i)                                     a certificate or certificates representing the Tranche 1 Shares;

(ii)                                  a receipt for the Tranche 1 Closing Payment;

(iii)                               a duly executed warrant agreement (the “Warrant Agreement”), substantially in the form attached hereto as Exhibit C, evidencing the Offered Warrants, registered in the name of Purchaser;

(iv)                              a duly executed counterpart of the Stockholder Agreement;

(v)                                 a duly executed counterpart of the Expense Reimbursement Agreement;

(vi)                              a duly executed resignation effective on or before the Tranche 1 Closing Date from the director on the Board, if applicable, pursuant to Section 6.13(a);

(vii)                           a good standing certificate (or its equivalent) for the Company issued by the Secretary of State of the State of Delaware and of such other applicable jurisdictions where the Company is qualified or licensed to do business or own, lease or operate property making such qualification or licensing necessary, dated as of a date within thirty (30) days prior to the Tranche 1 Closing Date;

(viii)                        copies, certified by the Secretary of the Company, of resolutions of the Board authorizing the execution and delivery of this Agreement and the other Transaction Documents, and in each case, such resolutions shall be in full force and effect and not revoked;

(ix)                              the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.1(c);

(x)                                 [Intentionally deleted]; and

(xi)                              such other previously undelivered documents reasonably requested by Purchaser to be delivered by the Company to Purchaser at or prior to the Tranche 1 Closing in connection with this Agreement or the other Transaction Documents to which the Company is a party.

(b)                                 Purchaser Deliveries.  At the Tranche 1 Closing, Purchaser shall deliver or cause to be delivered to the Company:

(i)                                     the Tranche 1 Closing Payment by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three (3) Business Days prior to the Tranche 1 Closing;

(ii)                                  a duly executed counterpart of the Warrant Agreement;

(iii)                               a duly executed counterpart of the Stockholder Agreement;

(iv)                              a duly executed counterpart of the Expense Reimbursement Agreement;

(v)                                 [Intentionally deleted];

(vi)                              the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.1(b); and

(vii)                           such other previously undelivered documents reasonably requested by the Company to be delivered by Purchaser to the Company at or prior to the Tranche 1 Closing in connection with this Agreement or the other Transaction Documents to which Purchaser is a party.”

7.                                      A new Section 1.5 shall be added to the Agreement and shall read as follows:

“1.5                         Tranche 2 Closing Deliveries.

(a)                                 Company Deliveries.  At the Tranche 2 Closing, the Company shall deliver or cause to be delivered to Purchaser:

(i)                                     a certificate or certificates representing the Tranche 2 Securities;

(ii)                                  a receipt for the Tranche 2 Closing Payment;

(iii)                               the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.2(c); and

(iv)                              such other previously undelivered documents reasonably requested by Purchaser to be delivered by the Company to Purchaser at or prior to the

Tranche 2 Closing in connection with this Agreement or the other Transaction Documents to which the Company is a party.

(b)                                 Purchaser Deliveries.  At the Tranche 2 Closing, Purchaser shall deliver or cause to be delivered to the Company:

(i)                                     the Tranche 2 Closing Payment by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three (3) Business Days prior to the Tranche 2 Closing;

(ii)                                  the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.2(b); and

(iii)                               such other previously undelivered documents reasonably requested by the Company to be delivered by Purchaser to the Company at or prior to the Tranche 2 Closing in connection with this Agreement or the other Transaction Documents to which Purchaser is a party.”

8.                                      A new Section 1.6 shall be added to the Agreement and shall read as follows:

“1.6                         Tranche 3 Closing Deliveries.

(a)                                 Company Deliveries.  At the Tranche 3 Closing, the Company shall deliver or cause to be delivered to Purchaser:

(i)                                     a certificate or certificates representing the Tranche 3 Securities;

(ii)                                  a receipt for the Tranche 3 Closing Payment;

(iii)                               a duly executed resignation effective as of the Tranche 3 Closing Date from the director on the Board, if applicable, pursuant to Section 6.13(b);

(iv)                              the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.3(c); and

(v)                                 such other previously undelivered documents reasonably requested by Purchaser to be delivered by the Company to Purchaser at or prior to the Tranche 3 Closing in connection with this Agreement or the other Transaction Documents to which the Company is a party.

(b)                                 Purchaser Deliveries.  At the Tranche 3 Closing, Purchaser shall deliver or cause to be delivered to the Company:

(i)                                     the Tranche 3 Closing Payment by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three (3) Business Days prior to the Tranche 3 Closing;

(ii)                                  the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.3(b); and

(iii)                               such other previously undelivered documents reasonably requested by the Company to be delivered by Purchaser to the Company at or prior to the Tranche 3 Closing in connection with this Agreement or the other Transaction Documents to which Purchaser is a party.”

9.                                      The introductory paragraph to Article II of the Agreement is hereby amended by replacing the phrase “Closing Date” in the third (3rd) line of the paragraph with “Tranche 1 Closing Date.”

10.                               Section 2.2 of the Agreement is hereby amended by (a) adding the phrase “As of March 31, 2015,” at the beginning of the first (1st) line of the paragraph and (b) replacing the phrase “Closing Date” in the twenty-fourth (24th) line of the paragraph with “Tranche 1 Closing Date.”

11.                               Section 4.1 of the Agreement is hereby amended by replacing the phrase “Closing Date” in the second (2nd) line of the paragraph with “Tranche 1 Closing Date.”

12.                               The introductory paragraph of Section 5.1 of the Agreement is hereby amended by replacing the word “Closing” in the second (2nd) line of the paragraph with “Tranche 1 Closing.”

13.                               Section 6.3 of the Agreement is hereby amended by replacing the word “Closing” in the third (3rd) line of the paragraph with “Tranche 1 Closing.”

14.                               Section 6.5(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b)                           [Intentionally deleted].”

15.                               Section 6.6(a) of the Agreement is hereby amended by (a) replacing the phrase “the Closing” in the seventh (7th) line of the paragraph with “the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing” and (b) replacing the phrase “the Closing” in the tenth (10th) line of the paragraph with “the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing.”

16.                               Section 6.10 of the Agreement is hereby amended by (a) replacing the phrase “Closing Date” in the fourth (4th) line of the paragraph with “Tranche 1 Closing Date” and (b) replacing the phrase “Section 6.9” in the tenth (10th)  line of the paragraph with “Section 6.10.”

17.                               Section 6.11 of the Agreement is hereby amended by replacing the phrase “the Closing” in the first (1st) line of the paragraph with “the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing.”

18.                               Section 6.13 of the Agreement is hereby deleted in its entirety and replaced with the following:

“6.13                  Board Representation.

(a)                                 The Company shall provide, as of the Tranche 1 Closing, the resignation of the director designated by the Company in conjunction with the appointment of the Purchaser Nominee to be appointed at the Tranche 1 Closing, if necessary to reduce the Board to six (6) members.  The Company agrees to use reasonable best efforts to cause the Board, at the Tranche 1 Closing, to be comprised of seven (7) individuals, of whom one (1) individual shall be nominated by Purchaser consistent with the terms of the Stockholder Agreement, subject to requirements of applicable Law and under the rules of the NYSE MKT.

(b)                                 If necessary, the Company shall provide, as of the Tranche 3 Closing, the resignation of the director designated by the Company in conjunction with the appointment of the Purchaser Nominee to be appointed at the Tranche 3 Closing.  The Company agrees to use reasonable best efforts to cause the Board, at the Tranche 3 Closing, to be comprised of eight (8) individuals, of whom one (1) individual, in addition to the individual nominated pursuant to Section 6.13(a), shall be nominated by Purchaser consistent with the terms of the Stockholder Agreement (the “Purchaser Nominees”), subject to requirements of applicable Law and under the rules of the NYSE MKT.”

19.                               Section 7.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.1                         Tranche 1 Closing.

(a)                                 Conditions to the Obligations of Each Party.  The obligations of each Party to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

(i)                                     No Order.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

(ii)                                  Stockholder Approval.  The Company shall have received the Stockholder Approval.

(iii)                               Required Approvals.  Purchaser shall have received the approvals set forth in Schedule 3.

(b)                                 Conditions to the Obligations of the Company.  The obligations of the Company to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Representations and Warranties.  Each of the representations and warranties of Purchaser contained in this Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and each of the representations and warranties which is not so qualified shall be true and correct in all material respects as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date).

(ii)                                  Agreements and Covenants.  Purchaser shall have performed in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Tranche 1 Closing.

(iii)                               Tranche 1 Closing Deliveries.  Purchaser shall have made all of the deliveries contemplated by Section 1.4(b).

(iv)                              Officer’s Certificate.  Purchaser shall have delivered to the Company a certificate, dated the Tranche 1 Closing Date, signed by an officer of Purchaser, certifying as to the satisfaction of the conditions specified in Sections 7.1(b)(i) and (ii).

(c)                                  Conditions to the Obligations of Purchaser.  The obligations of Purchaser to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Representations and Warranties.  Each of the representations and warranties of the Company contained in this Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date) and each of the representations and warranties which is not so qualified shall be true and correct in all material respects as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date); provided, however, that with respect to Sections 2.4(b) and 2.17, all references to the Toronto Stock Exchange shall not apply if the Company has delisted, or is in the process of delisting from, the Toronto Stock Exchange.

(ii)                                  Agreements and Covenants.  Each of the Company and each of its Subsidiaries shall have performed, in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Tranche 1 Closing.

(iii)                               Stockholder Approval.  Purchaser shall have received a true and complete copy of the resolutions of the stockholders of the Company adopting the Stockholder Approval, certified by the Secretary or an Assistant Secretary of the Company.

(iv)                              [Intentionally deleted].

(v)                                 NYSE MKT Listing.  The Company shall have filed an application for the listing of the Offered Securities with the NYSE MKT and shall have received notification from NYSE MKT that the Offered Securities have been approved for listing, subject to official notice of issuance.

(vi)                              Tranche 1 Closing Deliveries.  The Company shall have made all of the deliveries contemplated by Section 1.4(a).

(vii)                           Officer’s Certificate.  The Company shall have delivered to Purchaser a certificate, dated the Tranche 1 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.1(c)(i), (ii) and (viii).

(viii)                        No Material Adverse Effect.  Since the date of this Agreement, there shall not have occurred any Material Adverse Effect, or any change, event, condition, state of facts or development that may, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ix)                              Resignation of Directors; Re-Constitution of the Board.  If necessary such that the Board of Directors shall constitute six (6) members immediately prior to the Tranche 1 Closing, the director of the Company identified by the Company to Purchaser shall have submitted his resignation in writing to the Company with copies to Purchaser. Such resignation shall be effective as of or before the Tranche 1 Closing.  The Purchaser Nominee to be appointed at the Tranche 1 Closing shall have been appointed or elected as one (1) of the seven (7) members of the Board effective as of the Tranche 1 Closing Date.”

20.                               A new Section 7.2 shall be added to the Agreement and shall read as follows:

“7.2                         Tranche 2 Closing.

(a)                                 Conditions to the Obligations of Each Party.  The obligations of each Party to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

(i)                                     No Order.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

(b)                                 Conditions to the Obligations of the Company.  The obligations of the Company to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Tranche 2 Closing Deliveries.  Purchaser shall have made all of the deliveries contemplated by Section 1.5(b).

(c)                                  Conditions to the Obligations of Purchaser.  The obligations of Purchaser to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Tranche 2 Closing Deliveries.  The Company shall have made all of the deliveries contemplated by Section 1.5(a).

(ii)                                  Officer’s Certificate.  The Company shall have delivered to Purchaser a certificate, dated the Tranche 2 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.2(c)(iii), (iv) and (v).

(iii)                               Price of Molybdenum.  The price of molybdenum oxide shall have been at least $8.00 per pound as published by Platt’s Metals Week for thirty (30) consecutive days.

(iv)                              Water Permits.  The Nevada State Water Engineer shall have issued the water permits for the Mt. Hope Project.

(v)                                 Stockholder Approval.  If required, the Company shall have received stockholder approval for the transactions contemplated by this Agreement, as amended.”

21.                               A new Section 7.3 shall be added to the Agreement and shall read as follows:

“7.3                         Tranche 3 Closing.

(a)                                 Conditions to the Obligations of Each Party.  The obligations of each Party to effect the transactions relating to the Tranche 3 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

(i)                                     No Order.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

(b)                                 Conditions to the Obligations of the Company.  The obligations of the Company to effect the transactions relating to the Tranche 3 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Tranche 3 Closing Deliveries.  Purchaser shall have made all of the deliveries contemplated by Section 1.6(b).

(c)                                  Conditions to the Obligations of Purchaser.  The obligations of Purchaser to effect the transactions relating to the Tranche 3 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Tranche 3 Closing Deliveries.  The Company shall have made all of the deliveries contemplated by Section 1.6(a).

(ii)                                  Officer’s Certificate.  The Company shall have delivered to Purchaser a certificate, dated the Tranche 3 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Section 7.3(c)(iv), (v) and (vi).

(iii)                               Resignation of Directors; Re-Constitution of the Board.  If applicable, the director of the Company identified by the Company to Purchaser shall have submitted his resignation in writing to the Company with copies to Purchaser. Such resignation shall be effective as of the Tranche 3 Closing.  The Purchaser Nominee to be appointed at the Tranche 3 Closing shall have been appointed or elected as one (1) of the eight (8) members of the Board effective as of the Tranche 3 Closing Date.

(iv)                              Price of Molybdenum.  The price of molybdenum oxide shall have been at least $12.00 per pound as published by Platt’s Metals Week for thirty (30) consecutive days.

(v)                                 Resolution of Litigation.  The pending litigation relating to the decision of the Nevada State Water Engineer to grant the water permits for the Mt. Hope Project shall have become final and nonappealable or dismissed with prejudice.

(vi)                              Stockholder Approval.  If required, the Company shall have received stockholder approval for the transactions contemplated by this Agreement, as amended.”

22.                               The introductory paragraph to Section 8.1 of the Agreement is hereby amended by replacing the word “Closing” in the second (2nd) line of the paragraph with “Tranche 3 Closing.”

23.                               Section 8.1(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(i)                               the Tranche 1 Closing shall not have occurred on or before December 31, 2015, the Tranche 2 Closing shall not have occurred on or before the date which is two (2) years from the Tranche 1 Closing Date, or the Tranche 3 Closing shall not have occurred on or before the date which is three (3) years from the Tranche 1 Closing Date;”

24.                               The definition of “Closing” set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

““Tranche 1 Closing,” “Tranche 2 Closing” and “Tranche 3 Closing”: As defined in Section 1.3.”

25.                               The definition of “Closing Date” set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

““Tranche 1 Closing Date,” “Tranche 2 Closing Date” and “Tranche 3 Closing Date”: As defined in Section 1.3.”

26.                               The definition of “Closing Payment” set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

““Closing Payments”: As defined in Section 1.1(b).”

27.                               The definition of “Company Break Fee” set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

““Company Break Fee”: An amount equal to five percent (5%) of the aggregate Stock Purchase Prices for Tranche 1, Tranche 2 and Tranche 3, payable in cash.

28.                               The definition of “Permitted Liens” set forth in Schedule 1 to the Agreement is hereby amended by replacing the phrase “Closing Date” in the first (1st) line of the paragraph with “Tranche 1 Closing Date.”

29.                               The definition of “Per Share Price” set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

““Per Share Price”:  (i) With respect to the Tranche 1 Shares, $0.30; (ii) with respect to the Tranche 2 Shares, $0.50; (iii)with respect to the Tranche 3 Shares, $0.6818; and (iv) with respect to the Offered Warrants, the VWAP of the shares of Common Stock for the ninety (90) days prior to the date of this Agreement.”

30.                               The definition of “Stock Purchase Price” set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

““Stock Purchase Price”: The product of (i) the Tranche 1 Shares, the Tranche 2 Securities or the Tranche 3 Securities, as applicable, multiplied by (ii) the Per Share Price.”

31.                               The definition of “Availability” set forth in Schedule 2 to the Agreement is hereby deleted in its entirety and replaced with the following:

“Availability:                                                                       Loan Agreement to be signed no later than the date that is the two year anniversary of the Tranche 1 Closing Date, available for drawdown from that date until 30 months thereafter.”

32.                               The Form of Stockholder Agreement attached as Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the Form of Stockholder Agreement attached as Exhibit B to this Amendment.

33.                               The definition of “Date” set forth in Exhibit D to the Agreement is hereby deleted in its entirety and replaced with the following:

“Date:                                                                                                            Tranche 1 Closing Date of the Investment and Securities Purchase Agreement (the “Purchase Agreement”).”

34.                               The definition of “Term” set forth in Exhibit D to the Agreement is hereby deleted in its entirety and replaced with the following:

“Term:                                                                                                      Commences on Tranche 1 Closing Date and terminates on the earlier of (a) execution of Loan Agreement with one or more Prime Chinese Banks and (b) two years from the Tranche 1 Closing Date (the “Term”).”

35.                               In reference to Section 2.1 of the Agreement, on February 6, 2015, the Company amended its bylaws to add a new Section 3.12 allowing the Board, by affirmative vote of a majority of the directors, to grant a leave of absence to a director for a specified period of time that shall not exceed six months. The amendment gives the Compensation Committee discretion to determine appropriate adjustments to compensation and stock awards with respect to any director granted a leave of absence.

Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
Name:	Bruce D. Hansen
Title:	Chief Executive Officer

AMER INTERNATIONAL GROUP CO., LTD.

By:	/s/ Wenyin Wang
Name:	Wenyin Wang
Title:

[Signature Page to Amendment No. 1 to Investment and Securities Purchase Agreement]

Exhibit B
(to Investment and Securities Purchase Agreement)

Form of Stockholder Agreement